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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 17, 2004



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                43-1819711
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                          Commission file number 1-9329

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                          63101
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (314) 340-8000


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Item 5. Other Events and Regulations FD Disclosure

On February 17, 2004, Pulitzer Inc. issued a press release announcing the company's statistical report for the period ended February 1, 2004, and containing information regarding guidance for full-year 2004 base earnings. A copy of this press release is filed with this report as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1 Pulitzer Inc. Statistical Report Press Release dated February 17, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                   Pulitzer Inc.

Date: February 18, 2004                       By:  /s/ Alan G. Silverglat
                                                   -----------------------------
                                                   Alan G. Silverglat
                                                   Senior Vice President-Finance


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                                  Exhibit Index

        EXHIBIT
        NUMBER                             DESCRIPTION
        -------                            -----------

         99.1     Pulitzer Inc. Statistical Report Press Release dated February
                  17, 2004